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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	333-211719 (Commission File Number)	81-2587835 (IRS Employer Identification No.)

50 E. RiverCenter Boulevard Covington, Kentucky 41011 (Address of principal executive offices)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

 ☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

 ☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 14, 2017, Ashland LLC (the “Company”), a subsidiary of Ashland Global Holdings Inc. (“Ashland”), entered into a definitive stock purchase agreement (the “Agreement”) with (i) Pharmachem Laboratories, Inc., a privately-held New Jersey corporation (“Pharmachem”), (ii) the shareholders of Pharmachem and Dr. David Peele, a shareholder of Avoca, Inc. (“Avoca”), a subsidiary of Pharmachem (collectively, the “Sellers”) and (iii) Photon SH Representative LLC, as the shareholders’ representative.

Pursuant to the Agreement, the Company will acquire all of the outstanding equity interests of Pharmachem (the “Pharmachem Stock Purchase”) for $660 million in cash (the “Purchase Price”).  Immediately following the Pharmachem Stock Purchase, Pharmachem will acquire all of the shares of common stock of Avoca owned by Dr. David Peele (the “Avoca Stock Purchase” and, together with the Pharmachem Stock Purchase, the “Acquisition”). Following the Avoca Stock Purchase, Avoca will be a wholly owned subsidiary of Pharmachem.  The Purchase Price is subject to customary adjustments for net working capital, cash, indebtedness and transaction expenses.

The Company, Pharmachem and the Sellers have made customary representations and warranties and have agreed to customary covenants relating to the Acquisition.  The consummation of the Acquisition is subject to satisfaction or waiver of certain closing conditions, including (i) the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (ii) the trustee of the Pharmachem Laboratories, Inc. Employee Stock Ownership Plan receiving a
Fairness Opinion (as defined in the Agreement) reconfirming the Fairness Opinion it received at signing, among other conditions.  The Acquisition is expected to close in the quarter ending June 30, 2017.  The Agreement contains customary termination rights.

The above description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement.

Item 7.01.	Regulation FD Disclosure

On April 17, 2017, Ashland made available an Investor Presentation on the “Investor Center” section of Ashland’s website located at http://investor.ashland.com.  A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Item 8.01.	Other Events

Issuance of News Release

On April 17, 2017, Ashland issued a news release in connection with the Acquisition.  The full text of the news release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to our expectation that the proposed acquisition of Pharmachem Laboratories, Inc. (Pharmachem) will be completed before the end of the June quarter. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the expected completion of the final separation of Valvoline Inc., the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the proposed acquisition of Pharmachem (including the possibility that Ashland may not complete the proposed acquisition of Pharmachem or Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov.  Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Investor Presentation, dated April 17, 2017.

99.2	News Release issued by Ashland Global Holdings Inc., dated April 17, 2017.

In connection with the disclosures set forth in Items 7.01 and 8.01 above, the information in such items of this Form 8-K, including the related exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in such items of this Form 8-K, including the related exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

April 17, 2017	By:	/s/ J. Kevin Willis
		Name:	J. Kevin Willis
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Investor Presentation, dated April 17, 2017.

99.2	News Release issued by Ashland Global Holdings Inc., dated April 17, 2017.